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                                                                  EXHIBIT (j)(1)

                          INDEPENDENT AUDITORS' CONSENT


The Board of Trustees
ING Equity Trust:

We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.



                                                                     /s/KPMG LLP


Boston, Massachusetts
January 6, 2004